Exhibit 99.4
SWAP TRANSACTION CONFIRMATION
Class A-2 Notes

Date:	December 11, 2008

To:	Nissan Auto Receivables 2008-C Owner Trust	(“Party B”)
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Nissan Auto Receivables 2008-C Owner Trust

With a copy to: Shishir Bhushan
Nissan North America, Inc.
One Nissan Way
Franklin, Tennessee 37067
Telephone: 615-725-8132
Facsimile: 310-771-4447

From:	HSBC Bank USA, National Association	(“Party A”)
452 5th Avenue
New York, New York 10018
Attention: Christian McGreevy
Telephone: 212-525-8710
Facsimile: 212-525-5517

Ref. No.	513520HN
Dear Sir or Madam:
The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.
1. The definitions and provisions contained in (i) the 2006 ISDA Definitions (the “ISDA Definitions”), as published by the International Swaps and Derivatives Association, Inc, and (ii) the Indenture dated as of December 11, 2008 (the “Indenture”) between Party B and Deutsche Bank Trust Company Americas, as indenture trustee, relating to the issuance by Party B of certain debt obligations, are incorporated into this Confirmation. In the event of any inconsistency between the ISDA Definitions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for purposes of the ISDA Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Indenture.
Issuer Confirmation

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap

Currency for Payments:	U.S. Dollars

Notional Amount:	For the Initial Calculation Period, the Notional Amount shall be equal to USD 185,000,000. For each subsequent Calculation Period, the Notional Amount shall be equal to the aggregate note balance of the Class A-2 Notes on the first day of such Calculation Period. With respect to any Payment Date, the aggregate note balance of the Class A-2 Notes will be determined using the Servicer’s Certificate issued on the Determination Date immediately preceding the Payment Date (giving effect to any reductions of the note balance of the Class A-2 Notes reflected in such Servicer’s Certificate).

Initial Calculation Period:	December 11, 2008 to but excluding January 15, 2009.

Term:

Trade Date:	December 2, 2008

Effective Date:	December 11, 2008

Termination Date:	The earlier of (i) May 16, 2011 and (ii) the date on which the note balance of the Class A-2 Notes is reduced to zero.

Business Day Convention:	Following

Business Day:	New York, Delaware, Tennessee and Texas

Fixed Amounts:

Fixed Rate Payer:	Party B

Calculation Period End Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date; No Adjustment.

Payment Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	5.605%

Fixed Rate Day Count Fraction:	30/360
Issuer Confirmation

Floating Amounts:

Floating Rate Payer:	Party A

Calculation Period End Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Payment Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	350 basis points

Initial LIBOR Setting:	1 Month USD-LIBOR-BBA

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable
3. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As set forth in the Agreement.

Payments to Party A:	HSBC Bank USA, National Association
ABA# 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group

Payments to Party B:	NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST
Deutsche Bank Trust Company Americas
ABA #: 021001033
Acct: 01419647
Ref: NAROT 2008-C Collection Account – Class A-2 Notes

Attn: Susan Barstock
Telephone: 908-608-3048
Issuer Confirmation

4. Documentation
This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement, dated as of December 11, 2008 (including the Schedule thereto) as amended and supplemented from time to time (the “Agreement”) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein. Unless otherwise provided in the Agreement, this Confirmation is governed by the laws of the State of New York.
The remainder of this page intentionally left blank.
Issuer Confirmation

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:
Title:

By:

Name:
Title:
Accepted and confirmed as of the date first above written:
NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

Issuer Confirmation

SWAP TRANSACTION CONFIRMATION
Class A-3b Notes

Date:	December 11, 2008

To:	Nissan Auto Receivables 2008-C Owner Trust	(“Party B”)
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Nissan Auto Receivables 2008-C Owner Trust

With a copy to: Shishir Bhushan
Nissan North America, Inc.
One Nissan Way
Franklin, Tennessee 37067
Telephone: 615-725-8132
Facsimile: 310-771-4447

From:	HSBC Bank USA, National Association	(“Party A”)
452 5th Avenue
New York, New York 10018
Attention: Christian McGreevy
Telephone: 212-525-8710
Facsimile: 212-525-5517

Ref. No.	513521HN
Dear Sir or Madam:
The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.
1. The definitions and provisions contained in (i) the 2006 ISDA Definitions (the “ISDA Definitions”), as published by the International Swaps and Derivatives Association, Inc, and (ii) the Indenture dated as of December 11, 2008 (the “Indenture”) between Party B and Deutsche Bank Trust Company Americas, as indenture trustee, relating to the issuance by Party B of certain debt obligations, are incorporated into this Confirmation. In the event of any inconsistency between the ISDA Definitions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for purposes of the ISDA Definitions. Capitalized terms used but not defined herein have the meanings ascribed to them in the Indenture.
Issuer Confirmation

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap

Currency for Payments:	U.S. Dollars

Notional Amount:	For the Initial Calculation Period, the Notional Amount shall be equal to USD 80,000,000. For each subsequent Calculation Period, the Notional Amount shall be equal to the aggregate note balance of the Class A-3b Notes on the first day of such Calculation Period. With respect to any Payment Date, the aggregate note balance of the Class A-3b Notes will be determined using the Servicer’s Certificate issued on the Determination Date immediately preceding the Payment Date (giving effect to any reductions of the note balance of the Class A-3b Notes reflected in such Servicer’s Certificate).

Initial Calculation Period:	December 11, 2008 to but excluding January 15, 2009.

Term:

Trade Date:	December 2, 2008

Effective Date:	December 11, 2008

Termination Date:	The earlier of (i) July 16, 2012 and (ii) the date on which the note balance of the Class A-3b Notes is reduced to zero.

Business Day Convention:	Following

Business Day:	New York, Delaware, Tennessee and Texas

Fixed Amounts:

Fixed Rate Payer:	Party B

Calculation Period End Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date; No Adjustment.

Payment Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate:	6.18%

Fixed Rate Day Count Fraction:	30/360
Issuer Confirmation

2

Floating Amounts:

Floating Rate Payer:	Party A

Calculation Period End Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Payment Dates:	Monthly on the 15th of each month, commencing January 15, 2009, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	400 basis points

Initial LIBOR Setting:	1 Month USD-LIBOR-BBA

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable
3. The additional provisions of this Confirmation are as follows:

Calculation Agent:	As set forth in the Agreement.

Payments to Party A:	HSBC Bank USA, National Association
ABA# 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group

Payments to Party B:	NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST
Deutsche Bank Trust Company Americas
ABA #: 021001033
Acct: 01419647
Ref: NAROT 2008-C Collection Account- Class A-3b Notes
Attn: Susan Barstock
Telephone: 908-608-3048
Issuer Confirmation

3

4. Documentation
This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement, dated as of December 11, 2008 (including the Schedule thereto) as amended and supplemented from time to time (the “Agreement”) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein. Unless otherwise provided in the Agreement, this Confirmation is governed by the laws of the State of New York.
The remainder of this page intentionally left blank.
Issuer Confirmation

4

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:
Title:

By:

Name:
Title:
Accepted and confirmed as of the date first above written:
NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

Issuer Confirmation

5